UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

American Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Boulevard

Building #4, Suite 800

Houston, Texas

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 815-3900

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 8, 2017, American Midstream Partners, LP (“AMID”) completed its acquisition of JP Energy Partners LP (“JPE”) pursuant to that certain Agreement and Plan of Merger, dated as of October 23, 2016 (the “Merger Agreement”), by and among AMID, American Midstream GP, LLC, a Delaware limited liability company and the general partner of AMID (“AMID GP”), JPE, JPE Energy GP II LLC, a Delaware limited liability company and the general partner of JPE (“JPE GP”), Argo Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID (“AMID Merger Sub”), and Argo Merger GP Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID (“GP Sub”). Under the terms of the Merger Agreement, among other things, AMID Merger Sub merged into and with JPE (the “Merger”), with JPE surviving the Merger as a wholly owned subsidiary of AMID.

Immediately prior to the Merger, Argo GP Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID GP (“Merger Sub GP”), merged with and into JPE GP, with JPE GP surviving as a wholly owned subsidiary of AMID GP (the “GP Merger”). The GP Merger was consummated pursuant to the terms of that certain Agreement and Plan of Merger, dated as of October 23, 2016, among AMID GP, JPE GP and Merger Sub GP. In connection with the GP Merger, GP Sub was admitted as the sole general partner of JPE and JPE GP simultaneously ceased to be the general partner of JPE.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each common unit of JPE (each, a “JPE Common Unit”) and each subordinated unit of JPE (each, a “JPE Subordinated Unit”) issued and outstanding, or deemed issued and outstanding as of immediately prior to the Effective Time (other than JPE Common Units and JPE Subordinated Units held by Magnolia Infrastructure Holdings, LLC, a Delaware limited liability company and successor by merger to AL Lonestar, LLC (together with its affiliates, the “Affiliated Holders”), and GP Sub), was converted into the right to receive 0.5775 of a common unit representing limited partner interests in AMID (each, an “AMID Common Unit”) and (ii) each JPE Common Unit and each JPE Subordinated Unit issued and outstanding, or deemed issued and outstanding as of immediately prior to the Effective Time held by the Affiliated Holders, was converted into the right to receive 0.5225 of an AMID Common Unit, with such rights, preferences and obligations as set forth in the Fifth Amended and Restated Agreement of Limited Partnership Amendment of AMID, as amended (the “Partnership Agreement”). Based on the JPE Common Units and Subordinated Units outstanding immediately prior to the Effective Time, AMID issued approximately 20.2 million AMID Common Units to JPE’s unitholders.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by AMID on October 24, 2016 and incorporated herein by reference.

On March 8, 2017, AMID and JPE issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time of the Merger, AMID executed Amendment No. 3 to the Partnership Agreement (the “Partnership Agreement Amendment”) which amends the distribution payment terms of the Partnership’s outstanding Series A PIK Preferred Units to provide for the payment of series A payment-in-kind (“PIK”) preferred units for the quarter (the “series A preferred quarterly distribution”) in which the Merger is consummated (which is the quarter ended March 31, 2017) and thereafter equal to the quotient of (i) the greater of (a) $0.4125 and (b) the “series A distribution amount”, as such term is defined in the Partnership Agreement, divided by (ii) the series A adjusted issue price, as such term is defined in the Partnership Agreement. However, in AMID GP’s discretion, which determination shall be made prior to the record date for the relevant quarter, the series A preferred quarterly distribution may be paid as (x) an amount in cash up to the greater of (1) $0.4125 and (2) the series A distribution amount, and (y) a number of series A PIK preferred units equal to the quotient of (a) the remainder of (i) the greater of (I) $0.4125 and (II) the series A distribution amount less (ii) the amount of cash paid pursuant to clause (x), divided by (b) the series A adjusted issue price. The Partnership Agreement Amendment was approved by the written consent of the Record Holders of all of the Outstanding Series A PIK Preferred Units.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01. Other Events

In connection with the consummation of the Merger, the New York Stock Exchange (the “NYSE”) was notified that each outstanding JPE Common Unit, other than those held by GP Sub, was converted into the right to receive the merger consideration described above, subject to the terms and conditions of the Merger Agreement. JPE requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to delisting the JPE Common Units.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements of the Businesses Acquired.

The financial statements required to be filed under Item 9.01 of this Current Report on Form 8-K will be included in an amendment to this Current Report of AMID on Form 8-K filed within the requisite period of time for such amendment to be provided.

b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K will be included in an amendment to this Current Report of AMID on Form 8-K filed within the requisite period of time for such amendment to be provided.

d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated as of October 23, 2016, by and among AMID, AMID GP, JPE, JPE GP, AMID Merger Sub, and GP Sub) (incorporated by reference to Exhibit 2.1 to AMID’s Current Report on Form 8-K filed on October 24, 2016).

3.1	Amendment No. 3 to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP, dated March 8, 2017.

99.1	Press Release of AMID and JPE, dated March 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By: AMERICAN MIDSTREAM GP, LLC its General Partner

By:	/s/ Eric T. Kalamaras

Name:	Eric T. Kalamaras
Title:	Senior Vice President and Chief Financial Officer

Date: March 8, 2017

EXHIBIT INDEX

Number	Description

2.1	Agreement and Plan of Merger, dated as of October 23, 2016, by and among AMID, AMID GP, JPE, JPE GP, AMID Merger Sub, and GP Sub) (incorporated by reference to Exhibit 2.1 to AMID’s Current Report on Form 8-K filed on October 24, 2016).

3.1	Amendment No. 3 to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP, dated March 8, 2017.

99.1	Press Release of AMID and JPE, dated March 8, 2017.